ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 1,599,186,464	$ 858,981,662	$ 656,287,173
Debt securities at fair value through profit or loss	133,028,981	143,866,688	59,006,302
Money Market Funds	6,014,288	524,108	8,652,858
Cash and cash equivalents	$ 1,738,229,733	$ 1,003,372,458	$ 723,946,333